 Exhibit 99.1

March, 2018 Investor Update

1 ProAssurance Investor Briefing, March 2018 Table of Contents TOPIC PAGES Background For New Investors Key themes & topics ...................................... 2-5 Corporate profile & structure ......................... 6-10 Corporate history ........................................... 11 Executive management ................................... 12 The Latest News Capital management discussion................... 13-19 Return on Equity performance & goals ......... 20-22 Stock performance & total return ................ 23-24 Consolidated Results at December 31, 2017 Income statement and balance sheet ........... 25-27 Book Value per share ................................. 28-29 Profitability and reserve development .......... 30-31 Effects of the Tax Cut and Jobs Act TCJA effects .............................................. 32-33 TOPIC PAGES Segment-Specific Discussion Specialty P&C financials .............................. 34-44 Specialty P&C strategic update .................... 45-57 Workers’ Compensation financials ................ 58-63 Workers’ Compensation strategic update ...... 64-75 Lloyd’s financials ....................................... 76-77 Lloyd’s strategic update .............................. 78-81 Corporate financials ................................... 82-83 Investments Overall strategy review .............................. 84-85 Investment result Q4 and full year 2017 ....... 86-87 Detailed breakdown of investments .............. 88-93 Additional financial information .............. 94-103 Safe Harbor Statements ............................... 104

Key Themes and Topics of Importance March 2018

3 ProAssurance Investor Briefing, March 2018 2017 Highlights: Profitability Premium Growth in all operating segments Solid New Business Writing s Includes $16.3 million of new business from our coordinated sales & marketing efforts Broker submissions up 22% over 2016 — we are penetrating that target market Strong Reserve Development Tempered somewhat in the fourth quarter as we responded to signs of a possible uptick in loss trends Excellent Retention and Renewal Premiums Showcases the strength of the services we deliver We retained business at strong pricing levels

4 ProAssurance Investor Briefing, March 2018 Key Themes Long Term Success Consistent & disciplined focus on profitability Demonstrated track record of value creation for shareholders Proven Strategy World class knowledge & expertise Superior brand identity and reputation in the market Broad range of coverages address every significant need in our target markets Strong claims advocacy continues to differentiate Forward Thinking Successfully adapting to serve evolving risks through new distribution partners Coverages that span the broad spectrum of healthcare and related risks Dedicated to creating future value

5 ProAssurance Investor Briefing, March 2018 Key Topics and Reasons for Our Optimism Capital Discussion  Commitment to effective capital management continues to focus on enhancing shareholder value • Pages 14 - 17  Optimizing our capital to increase efficiency • Page : 19  Return on equity • Pages 21 - 22 Line of Business Highlights  HCPL: Pages 34 - 57 • Signs of severity increase are on the horizon and should bring rationality back to the market and provide new growth opportunities • Solid retention and higher renewal pricing support our value to customers  Workers’ Compensation: Pages 58 - 75 • Strong new business gains offsetting business lost to price competition • Successful Great Falls transaction & Eastern Specialty Risk expansion  Lloyd’s Syndicate: Pages 76 - 81 • The value creation thesis is intact • Solid performance ex - storms • Positioned to take advantage of firming at Lloyd’s

Corporate Update March 2018

7 ProAssurance Investor Briefing, March 2018 ProAssurance Corporate Profile Healthcare - centric specialty insurance writer  Healthcare Professional Liability (HCPL) • Only public company writing predominantly HCPL  Life sciences and medical device liability  Workers' compensation  Legal professional liability  Alternative risk transfer (ART) Market Cap: $3 billion Shareholders’ Equity: $1.6 billion Total Assets: $5 billion Claims - Paying Ratings  A. M. Best: “A+” (Superior)  Fitch: “A” (Strong) 40 locations in three countries  994 employees Writing in 50 states & DC Emerging international business Business Unit Principal Offices Employees Lines of Business HCPL 18 447 Healthcare Professional Liability PRA Corporate 1 114 Corporate functions (Accounting, Legal, etc.) PICA 1 91 Professional Liability for Podiatry & Chiropractic Eastern 9 275 Workers’ Compensation Captive Facilities (all lines) Medmarc 2 64 Products Liability Legal Professional Liability PRA Risk Solutions 1 3 Alternative Risk Transfer Corporate Headquarters Claims Offices Claims/Underwriting Offices Underwriting Offices Cayman Islands Lloyds All data except Market Cap as of 12/31/17. Market Cap is 2/16/18

8 ProAssurance Investor Briefing, March 2018 2017 Premiums, Policyholders & Distribution All Data as of 12/31/2017 YTD Policyholder Count: ~ 73,500 201 7 Gross Premium: $ 875 mln Physicians & Dentists 46% Ancillary Healthcare 3% Life Sciences/ Medical Tech 4% Hospitals & Facilities 6% Attorneys 3% Workers' Compensation 30% Lloyd's 8% Other <1%% Specialty P&C: 63% Physicians & Dentists 62% Ancillary Healthcare 10% Life Sciences/ Med Tech 2% Hospitals & Facilities 2% Attorneys 9% Workers' Compensation 15% Premium Allocated by Line Does Not Reflect Inter - Segment Eliminations Subject to Rounding Our Distribution Sources HCPL LPL Life Sciences Workers’ Comp Agent/Broker 75% 100% 100% 100% Direct 25% -- -- --

9 ProAssurance Investor Briefing, March 2018 Our Four Reporting Segments ProAssurance Consolidated Specialty P&C Workers’ Compensation Lloyd’s Corporate / Other Healthcare Professional Liability Products Liability Lawyers’ Professional Liability Traditional Captive Market Facility Syndicate 1729 (58%) (including investments & taxes) PRA Corp – Parent Company Internal Agency Operations Investments, except Lloyd’s Taxes, Except Lloyd’s Debt Operating Segments

10 ProAssurance Investor Briefing, March 2018 ProAssurance Brand Profile Specialty P&C Healthcare Professional Liability Workers’ Comp Alternative Risk Transfer Medical Technology & Life Sciences Products Liability Legal Professional Liability

11 ProAssurance Investor Briefing, March 2018 ProAssurance’s Path to Success 1976 - 1991 Building financial strength Establishing a brand reputation for superior service Demutualized in 2001 1991 - 2012 Scope & size addressed by expansion through careful M&A and de novo expansion in traditional HCPL 2012 - 2016 Additional capabilities added in Life Sciences and Workers Compensation  The only specialty offering HCPL and Workers Compensation Instrumental in the formation of Lloyd’s Syndicate 1729  Providing 58% of the Syndicate’s underwriting capacity New options available ranging from captives to Lloyds Corporate / Other Looking for further M&A opportunities in HCPL International opportunities can be created through Lloyds We expect to remain healthcare - centric

12 ProAssurance Investor Briefing, March 2018 Management is Experienced & Invested Proven e xecutive management remains in place  Officer/SVP: 16 years average tenure / 30 years average total industry experience  VP level: 16 years average experience /29 years average total industry experience Performance over our history demonstrates our understanding of cycle management and the need to remain disciplined Board, management and employees are invested, owning ~2 % of ProAssurance stock  SVP and above subject to ownership guidelines Executive Committee Experience/Bios W. Stancil Starnes, JD Chairman & Chief Executive Officer Company Tenure: 11 Years Prior MPL Experience: 29 Years Total Industry & Related Experience: 40 Years Formerly in the private practice of law in HCPL defense and complex corporate litigation Edward L. Rand, Jr., CPA Chief Operating Officer & Chief Financial Officer Company Tenure : 13 Years Prior MPL Experience: - Total Industry & Related Experience: 25 Years Career - long experience in insurance finance and accounting. Prior to ProAssurance: Chief Accounting Officer for Partner Re Jeffrey P. Lisenby, JD Executive Vice - President, General Counsel & Secretary Company Tenure : 17 Years Prior MPL Experience: - Total Industry & Related Experience: 17 Years Formerly in the private practice of law Michael L. Boguski, CPCU President, Eastern Alliance Insurance Group Company tenure: 22 Years (Co - founder) Prior Property & Casualty experience: 11 Years Total Industry & Related Experience: 33 Years Career long experience in Property and Casualty Underwriting, Operations and Executive Management Howard H. Friedman, ACAS President HCPL Group Chief Underwriting Officer Company Tenure: 21 Years Prior MPL Experience: 16 Years Total Industry & Related Experience: 37 Years Career - long experience in MPL company operations and management. Former ProAssurance CFO Ross E. Taubman, DPM President of PICA Company Tenure: 6 Years Prior MPL Experience: - Total Industry & Related Experience: 32 Years Formerly in the private practice of podiatry. Leader in organized podiatric medicine; former President and Trustee of the American Podiatric Medical Association

Capital Management Discussion March 2018

14 ProAssurance Investor Briefing, March 2018 Key Updates: Capital Management Regular quarterly dividends of $0.31/per common share Special dividend of $4.69/per common share paid on January 10, 2018. Following an identical special dividend paid in January 2017. Dividends declared in 2017 returned $317 million of capital to shareholders Dividends declared in 2016 also returned $317 million of capital to shareholders Underscores our commitment to effective capital management Preserves the flexibility to pursue business opportunities and potential transactions that may emerge

15 ProAssurance Investor Briefing, March 2018 Superb Track Record of Capital Management Current Management Team’s Tenure Began Q2 2007 At 12/31/17 | $ in 000’s Year Dividends Declared Share Repurchase Strategic Acquisitions Total* Special Regular 2007 ࡳ ࡳ $54,201 ࡳ $54,201 2008 ࡳ ࡳ 87,561 ࡳ 87,561 2009 ࡳ ࡳ 52,045 $137,800 189,845 2010 ࡳ ࡳ 106,347 233,000 339,347 2011 ࡳ $15,269 21,013 ࡳ 36,282 2012 $154,055 38,411 ࡳ 24,000 216,466 2013 ࡳ 64,777 32,454 153,700 250,931 2014 150,685 69,779 222,360 205,244 648,068 2015 53,013 66,843 169,793 ࡳ 289,649 2016 249,188 65,841 2,106 ࡳ 317,135 2017 250,720 66,170 ࡳ ࡳ 316,890 $857,661 $387,090 $747,880 $753,744 $ 2,746,375 $ 1,992,631 27% increase in Shareholders Equity  To $ 1.6 billion from $1.3 billion $2.0 billion returned to shareholders through share repurchase and dividends since 2007*  Share repurchase balances share price vs. book value/share  $110 mln authorized for buybacks at 2/16/2018  Regular quarterly dividend is $0.31/share $754 million deployed in transformative strategic acquisitions *Capital Returned is all declared dividends + share buybacks

16 ProAssurance Investor Briefing, March 2018 Capital and Liquidity Decisions All decisions must recognize that we hold significant capital at the subsidiary level to maintain operating company ratings and satisfy regulatory requirements. Dividends from subsidiaries to the holding company are our primary source of liquidity and are paid as allowed given rating and regulatory constraints. Starting Point & Capital Required capital for operating subsidiaries Liquidity Accepted operating expenses Add & Capital Potential opportunities for organic growth and strategic M&A Liquidity Amounts needed for quarterly dividends and debt service Share repurchase at prices with a reasonable payback period Special dividend Decreasing tax efficiency Options for deploying remaining capital Recurring regular dividend

17 ProAssurance Investor Briefing, March 2018 $160 $144 $149 $229 $200 $150 $162 $56 $360 $294 $311 $285 2017 2016 2015 2014 Ordinary Extraordinary Key Source of Capital: Subsidiary Dividends to Corporate Subsidiary Dividend History (in Millions) 2018 ORDINARY Dividend Capacity $137 Million Ordinary dividends are permitted without regulatory approval Amounts and criteria vary by domiciliary state Extraordinary dividends require regulatory approval Subsidiary capital requirements play a major role Subsidiary dividends are our primary source of liquidity

18 ProAssurance Investor Briefing, March 2018 Capital Management Priorities Conceptual Model of Projected A. M. Best BCAR Scores if Increase Premium Reduce Surplus “A+” Rating Threshold The manner in which capital is used has an effect on financial ratings Excess Capital vs. Excess Capacity

19 ProAssurance Investor Briefing, March 2018 $385 million debt at 2/28/18  $ 250.0 million 10 - year notes due 11/15/2023  5.30 % Coupon  $95.0 million drawn on revolver (Fully Collateralized) at 2/28/18  $40.5 in office building mortgages Strong Capital Position and Reasonable Debt Level Ten - Year Premiums to Equity Ten - Year Debt to Capital 2% 3% 3% 2% 5% 9% 10% 15% 20% 21% $- $0.8 $1.6 $2.4 2017 2016 2015 2014 2013 2012 2011 2010 2009 2008 $ in billions Debt Capital Debt to Capital 0.3 0.3 0.3 0.3 0.2 0.2 0.4 0.4 0.5 0.5 $- $0.8 $1.6 $2.4 2017 2016 2015 2014 2013 2012 2011 2010 2009 2008 $ in billions Premiums Equity Premiums to Surplus Moving closer to our minimum target of 0.75:1 Committed to enhancing shareholder value through effective capital management  Retaining capital needed for an eventual market turn and M&A

Return on Equity Discussion March 2018

21 ProAssurance Investor Briefing, March 2018 Key Updates : Return on Equity & Future Goals Revising ROE target to seven points above the ten - year Treasury rate (risk - free rate ) Prior long - term return target of 12% - 14% is unrealistic in the current interest rate environment Ten year treasury rate was 2.9% at 2/15/18 * , implying a revised ROE Target of approximately 9.9% Each line of business retains a pricing target of 13% ROE on allocated capital 2017 Return on Equity: 6.3% *https://www.treasury.gov/resource - center/data - chart - center/interest - rates/Pages/TextView.aspx?data=yield

22 ProAssurance Investor Briefing, March 2018 Ten Year Average ROE (2008 - 2017) 10.7% Five Year Average ROE (2013 - 2017) 8.0% Components of Return on Equity 3.0% 6.1% 0.8% - 1.3% - 2.3% Pre-Tax Underwriting Profit $50 Pre-Tax Investment Result $104 Non-Operating Gains (Losses) $13 Taxes ($21) Interest, SPC Dividend, & Intangibles ($39) 2017 Return on Equity: 6.3% 4.3% 5.0% 1.7% - 1.3% - 1.7% Pre-Tax Underwriting Profit $81 Pre-Tax Investment Result $94 Non-Operating Gains (Losses) $33 Taxes ($25) Interest, SPC Dividend, & Intangibles ($32) 2016 Return on Equity: 8.0%

Stock Performance & Total Return March 2018

24 ProAssurance Investor Briefing, March 2018 Consistent Value Creation Reflects all stock splits and includes all dividends in the year declared. Source: SNL 52% 88% 160% 521% 229% 534% 862% 983% 959% 1484% 2012% 2987% 2/28/18: 2718% 91 93 95 97 99 01 03 05 07 09 11 13 15 17 Scorecard at 2/28/18 Total Return CAGR Since Inception (Sep 1991) 2718% 14% Ten Year (2/28/08 – 2/28/18 ) 172% 11% Five Year (2/28/13 – 2/28/18 ) 45% 8% YTD 2017 - 16% Scorecard at 2/28/18 Price Change CAGR Since Inception (Sep 1991) 1728% 12% Ten Year (2/28/08 – 2/28/18 ) 76% 6% Five Year (2/28/13 – 2/28/18 ) 2% <1% YTD 2017 - 16% Stock Price Scorecard at 2/28/18 BV + Dividends CAGR Since Inception (Sep 1991) 2738% 14% $40.23 $43.56 $52.22 $1.84 $3.14 $4.91 $6.62 $8.01 $10.46 $16.81 $21.35 $30.17 $36.85 $29.83 91 93 95 97 99 01 03 05 07 09 11 13 15 17 Book Value + Dividends Declared Total Return $2.69 $3.85 $4.77 $6.59 $15.74 $8.79 $16.08 $24.32 $27.46 $26.86 $39.91 $48.48 $57.05 2/28/18 : $47.80 91 93 95 97 99 01 03 05 07 09 11 13 15 17

Consolidated Financial & Operational Highlights March 2018

26 ProAssurance Investor Briefing, March 2018 2017 Income Statement Highlights Strong results from a focused strategy Three - Months Ended Year Ended December 31 2017 2016 2017 2016 Gross Premiums Written $191.8 $187.5 $874.9 $835.0 Net Investment Result $25.6 $ 25.6 $103.7 $94.3 Total Revenues $ 209.1 $237.7 $ 866.1 $870.2 Net Losses and LAE $ 105.1 $107.3 $ 469.2 $ 443.2 Underwriting & Operating Expenses $ 63.6 $ 60.9 $ 235.8 $ 227.6 Net Income (Includes Realized Investment Gains & Losses) $17.3 $54.8 $107.3 $151.1 Operating Income $29.5 $44.4 $108.5 $129.8 Operating Income per Diluted Share $ 0.55 $ 0.83 $ 2.02 $ 2.43 In millions, except per share data

27 ProAssurance Investor Briefing, March 2018 Balance Sheet Highlights Maintaining the financial strength required to keep our insurance promise while continuing to create value for our shareholders 2017 2016 2015 2014 2013 Shareholders’ Equity $1.6 $1.8 $2.0 $2.2 $2.4 Total Investments $ 3.7 $ 3.9 $3.7 $4.0 $3.9 Total Assets $4.9 $ 5.1 $4.9 $5.2 $5.2 Total Policy Liabilities $2.5 $2.4 $2.4 $2.4 $2.4 Book Value per Share $29.83 $33.78 $36.88 $38.17 $39.13 In billions, except Book Value per share $1.26 $1.42 $1.70 $1.86 $2.16 $2.27 $2.39 $2.16 $1.96 $1.80 $1.59 2007 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017 2014 – 2017 $1.4 bln Returned to Shareholders Through Dividends and Share Repurchase Extensive capital management activities since 2013 have reduced book vale per share while increasing shareholder return Shareholders’ Equity: 27% Increase (2007 - 2017)

28 ProAssurance Investor Briefing, March 2018 $21.35 $26.30 $30.17 $35.42 $36.85 $39.13 $38.17 $36.88 $33.78 $29.83 $20.80 $23.13 $25.29 $29.80 $30.98 $34.67 $31.63 $30.72 $27.91 $24.06 $20.26 $24.04 $26.58 $31.93 $33.34 $35.64 $32.66 $31.17 $28.24 $24.34 12/31/08 12/31/09 12/31/10 12/31/11 12/31/12 12/31/13 12/31/14 12/31/15 12/31/16 12/31/2017 Book Value per Share Tangible Book Value per Share excl. Unrealized Gains / Losses Tangible Book Value per Share 2016 and 2017 Each Includes $4.69/share Special Dividend Book Value per Share History

29 ProAssurance Investor Briefing, March 2018 Book Value per Share History Components 12/31/17 12/31/16 Change Total Book Value $29.83 $33.78 $(3.95) Less: Goodwill & Intangible Assets 5.49 5.54 (0.05)  Tangible Book Value $24.34 $28.24 $(3.90) Less: Unrealized Gain / Loss 0.28 0.33 $(0.05)  Tangible Book Value excl Unreal G/L $24.06 $27.91 $(3.85) Estimated Effect of Treasury Shares $(2.21) $(1.63) $(0.58) Outstanding Shares (000s) 53,457 53,251 206 Treasury Shares (000s) 9,368 9,409 (41)

30 ProAssurance Investor Briefing, March 2018 Strong Operational Results / Consistent Profitability Combined ratio average 2009 - 2017: 75.2% Operating ratio average 2009 - 2017: 53.8% Combined Ratio and Operating Ratio History 69.1% 68.0% 52.5% 57.3% 70.6% 82.1% 90.5% 91.4% 95.4% 38.8% 39.8% 27.6% 32.6% 46.1% 64.2% 74.8% 77.8% 82.4% 0.0% 25.0% 50.0% 75.0% 2009 2010 2011 2012 2013 2014 2015 2016 2017 Combined Ratio Operating Ratio

31 ProAssurance Investor Briefing, March 2018 $16 $20 $19 $25 $40 $48 $53 $48 $34 $29 $29 $20 $31 $37 $38 $50 $60 $39 $42 $35 $37 $29 $25 $30 $43 $33 $52 $50 $49 $43 $36 $29 $32 $44 $104 $108 $138 $184 $114 $82 $49 $56 $49 $44 $11 $17 $23 $36 $105 $185 $207 $234 $326 $272 $223 $182 $161 $144 $134 2003 2004 2005 2006 2007 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017 Q4 Q3 Q2 Q1 Recognizing loss trends as they appear No change in reserving philosophy or process Disciplined Approach to Reserves $ in millions 15 - Year Reserve Development History by Quarter by Year HCPL Predominating 2003 — 2017

Effects of Tax Reform At March 5, 2018

33 ProAssurance Investor Briefing, March 2018 How the Tax Changes Affect ProAssurance New Corporate Tax Rate 21% 100% Bonus Depreciation Base Erosion & Anti - Abuse Tax “BEAT” Limits on Deductibility of Certain Compensation Elimination of Entertainment Expense Deductions Reduces Deductions for Dividends Received Modifies Discounting Rules Regarding Reserves

Segment Financial Highlights Specialty P & C, March 2018

35 ProAssurance Investor Briefing, March 2018 Q4 2017 Specialty P&C Financial Highlights Three Months Ended Year Ended December 31 December 31 2017 2016 2017 2016 Gross Premiums Written $121.3 $125.5 $549.3 $535.7 Net Premiums Earned $113.5 $122.7 $453.9 $457.8 Total Revenues $115.3 $124.0 $459.6 $463.1 Net Losses & Loss Adjustment Expenses $68.6 $62.8 $288.7 $268.6 Underwriting & Operating Expenses $29.6 $26.8 $108.8 $104.3 Operating Result $17.2 $34.4 $57.1 $90.1 Current Accident Year Net Loss Ratio 93.4% 89.4% 89.9% 88.6% Effect of Prior Accident Year Reserve Development (33.0%) (38.2%) (26.3%) (29.9%) Net Loss Ratio 60.4% 51.2% 63.6% 58.7% Underwriting Expense Ratio 26.1% 21.8% 24.0% 22.8% Combined Ratio 86.5% 73.0% 87.6% 81.5% In millions, except ratios

36 ProAssurance Investor Briefing, March 2018 Total Gross Written Premiums were $121.3 mil — decrease of 3.4% Q - o - Q. Comparison affected largely by the $11.8 million one - time premium in Q4 2016 New business of $17.6 million. Physician new business: $13.7 mil Facilities decrease is comparison - related due to the one - time premium in Q4 2016. Retention: 83%. Facilities new business: $800,000 Lawyers’ professional liability increased slightly. LPL new business of approximately $ 800,000. Retention: 84% Medical technology up due to $1.9 mil new business, offset somewhat by retention losses Q4 2017 Specialty P&C Gross Written Premium Two - year policies adversely affect premiums in odd years due to renewal patterns $82.2 $75.7 $3.6 $3.2 Q4 2017 Q4 2016 Physician 12-mo Physician 24-mo $10.9 $7.2 $4.8 $3.6 $8.8 $22.5 $8.3 $4.5 $3.4 $7.7 Healthcare facilities Other healthcare providers Legal professionals Tail & other professional liability Medical Technology Q4 2017 Q4 2016 $ in millions

37 ProAssurance Investor Briefing, March 2018 Total Gross Written Premiums were $549.3 mil — increase of 2.5% Y - o - Y Physician increase is due to timing of new business in 2016 & renewals in 2017. Retention: 90%. Physician new business: $31.6 mil Facilities decrease is comparison - related due to the one - time premium in Q4 2016 Retention: 86%. Facilities new business: $5.8 mil Lawyers’ professional liability is essentially unchanged Y - o - Y. Retention: 84%. LPL new business of $3.6 mil Medical technology premium increases slightly. New business of $5.4 mil. R etention is 87% . 2017 Specialty P&C Gross Written Premium Two - year policies adversely affect premiums in odd years due to renewal patterns $360.2 $344.2 $27.4 $21.9 YTD 2017 YTD 2016 Physician 12-mo Physician 24-mo $47.7 $32.6 $25.6 $21.2 $34.2 $59.4 $33.4 $25.4 $18.1 $33.1 Healthcare facilities Other healthcare providers Legal professionals Tail & other, professional liability Medical Technology 2017 YTD 2016 YTD $ in millions

38 ProAssurance Investor Briefing, March 2018 Retention remains strong Continued underwriting vigilance is being used today to ensure future success  Market share is important, but NOT as important as profitability Strong Retention Despite Competition Year - over - Year Premium Retention – Physicians Trailing Four Quarters’ Premium Retention – Physicians 87% 90% 90% 89% 90% 89% 89% 89% 88% 90% 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017 90% 90% 90% 92% Q1 17 Q2 17 Q3 17 Q4 17 Five Point Improvement Over Q4 2016

39 ProAssurance Investor Briefing, March 2018 Physician Liability Pricing Trend PICA excluded to facilitate accurate comparisons over time | December 31, 2017 Current accident year loss ratio adjustments have been minor — in either direction Minimal changes on renewed business MD/DO Charged Rate History 2001 2002 2003 2004 2005 2006 2007 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017 Annual 23% 28% 28% 19% 11% 3% -2% -6% -4% -2% -2% 0% -1% 0% 0% 0% 1% Cumulative 23% 57% 101% 139% 165% 173% 168% 152% 142% 137% 132% 132% 130% 131% 131% 131% 132% -10% 30% 70% 110% 150%

40 ProAssurance Investor Briefing, March 2018 Annual Premium for a $1M / $3M Policy Filed or Approved at 1/01/17 Key State Rate Comparison Birmingham Indianapolis Denver Louisville Dallas St Louis Cleveland New York, NY Washington Miami Detroit Chicago Family Practice (No Surgery) $7,484 $8,461 $11,100 $12,066 $13,595 $17,960 $22,455 $23,216 $24,010 $24,480 $28,263 $40,865 Anesthesiology 17,422 13,076 14,948 21,042 15,226 20,087 32,668 $31,703 30,402 30,422 28,263 50,621 Plastic Surgery 26,774 30,216 29,057 40,118 27,556 51,996 63,309 $68,481 83,672 54,189 83,268 118,909 General Surgery 30,515 34,769 36,752 45,728 39,952 60,505 73,523 $85,456 73,018 83,898 108,020 118,909 Orthopedic Surgery w/Spine 37,997 39,899 41,883 45,728 49,477 64,759 83,736 $91,114 99,652 83,898 97,019 157,930 Obstetrics 41,737 48,898 49,578 68,170 42,092 86,032 104,163 $113,747 147,595 119,549 108,020 177,441 $0 $25,000 $50,000 $75,000 $100,000 $125,000 $150,000 $175,000

41 ProAssurance Investor Briefing, March 2018 Strong defense still matters to individual physicians, even if they are in a hospital - owned practice or in a large group — it’s their reputation on the line We leverage our financial strength to give our insureds the opportunity for an uncompromising defense of each claim  Differentiates our product  Provides long - term financial and marketing advantages  Retains business and deters future lawsuits Claims outcomes are now public in more than half of the states and will be increasingly important as consumers go online to do research to control more of their medical spending Thorough Claims Defense Remains Important Industry: 73% No Paid Losses ProAssurance: 76% No Paid Losses Source: ProAssurance, as reported to PIAA Source: PIAA 2015 Claim Trend Analysis, ProAssurance Excluded Ten Year Average 2006 - 2015 Dropped or Dismissed 64% Defense Verdict 12% Plaintiff Verdict 4% Settled/ADR/ Other 19% Dropped or Dismissed 66% Settled/ADR / Other 26% Plaintiff Verdict 1% Defense Verdict 7%

42 ProAssurance Investor Briefing, March 2018 Source: 2012 - 2016, Statutory Basis, A.M. Best Aggregates & Averages The Bottom Line Benefits of Strong Defense Our ability and willingness to defend claims allows us to achieve better results ProAssurance Stand Alone Five - Year Average Loss Ratio ( 2012 - 2016 / Calendar Year) ProAssurance vs. Industry Five - Year Average Loss Ratio ( 2012 - 2016) subject to rounding 14.0% 10.7% 21.9% 21.6% 24.0% 17.1% 28.0% 27.3% 35.0% 36.3% 31.1% 38.7% 49.2% 56.6% 60.3% 2012 2013 2014 2015 2016 18.4% 42.9% 28.7% 27.4% 47.2% 70.2% PRA Industry On average, 23 points better than the industry TOTAL LOSS RATIO Incurred Loss Adjustment Expenses as a Percentage of Premium Incurred Losses as a Percentage of Premium

43 ProAssurance Investor Briefing, March 2018 Source: A.M. Best Aggregates and Averages for Each Line of Business ( 1991 - 2016) ProAssurance Outperforms in Insurance Average Combined Ratio 103.8% 100.6% 99.1% 106.7% 90.7% 98.8% 87.2% 67.0% 69.9% 88.3% 70.5% 74.4% 1991-2016 10-Year 2007-2016 5-Year 2012-2016 Overall P&C MPL PRA - MPL Only PRA - All Lines

44 ProAssurance Investor Briefing, March 2018 Source: 1991 - 2016 A.M. Best Aggregates and Averages, Medical Malpractice Lines of Business. Policyholder Dividends Included. ProAssurance Outperforms in HCPL ProAssurance consistently outperforms in a volatile line of business Calendar Year Combined Ratio 1991 - 2016 '91 - '16 Avg 10 Yr Avg 2007 - 2016 5 Yr Avg 2012 - 2016 40% 60% 80% 100% 120% 140% 160% 91 92 93 94 95 96 97 98 99 00 01 02 03 04 05 06 07 08 09 10 11 12 13 14 15 16 ProAssurance HCPL HCPL P&C 87.2% 106.7% PRA HCPL 69.9% 98.8% PRA HCPL 67.0% 90.7% PRA HCPL

Segment Strategic Review Specialty P & C, March 2018

46 ProAssurance Investor Briefing, March 2018 The question is cost vs. care — we can deliver more care than we can afford  Restructuring is producing profound changes in healthcare The U.S. spends a greater proportion of GDP on healthcare and the percentage is increasing Strategy Update: Healthcare Costs are the Real Issue Healthcare Spending as a Percentage of GDP ( 1995 - 2014) 6% 8% 10% 12% 14% 16% 18% 95 96 97 98 99 00 01 02 03 04 05 06 07 08 09 10 11 12 13 14 United States France Germany Canada Japan EU Global Australia UK Healthcare Cost control remains the real driver of change in the delivery of care Care being pushed down to lower cost providers Current spending levels are unsustainable The Affordable Care Act is a sideshow that does not address rising costs No perfect model for healthcare delivery has emerged http://data.worldbank.org/indicator/SH.XPD.TOTL.ZS

47 ProAssurance Investor Briefing, March 2018 The Future of Healthcare Costs Adapted from HBR: The Strategy that Will Fix Healthcare Greater reliance on a value - based payment system  Providers shouldering more of the risk of costs • Drives the need for efficiency in order to optimize limited resources  Changing models of reimbursement Greater reliance on technology Increasing focus on efficiency to maximize care - per - spend OVERARCHING TRENDS Larger groups/systems will have more leverage with payers Financial pressures are eliminating small groups and solo practitioners Patients will be forced to make choices as they shoulder more costs Payment for Volume (Fee - for - Service) Payment for Value & Outcome (Value - Based Care) Provider Centric Patient Centric Physician/Specialty - Driven Coordination of Care

48 ProAssurance Investor Briefing, March 2018 The fork in the road for traditional HCPL companies  Their core markets are disappearing and they do not have the financial size and capability to insure large, more complex risks Strategy Update: Traditional Practices are Fading Source: 2016 Physicians Foundation Survey of America’s Physicians, and prior editions The HCPL Industry Traditional practices are fading Excess capital is being used to try to maintain market share at the expense of a sustainable future Capital & geographic constraints challenge many small insurers Few companies are able to respond to new coverage demands from emerging delivery models 62% 49% 35% 33% 35% 44% 53% 58% 2008 2012 2014 2016 Small Group & Solo Practices Employed Physicians

49 ProAssurance Investor Briefing, March 2018 The HCPL Industry Traditional practices are fading Excess capital is being used to try to maintain market share at the expense of a sustainable future Capital & geographic constraints challenge many small insurers Few companies are able to respond to new coverage demands from emerging delivery models Strategy Update: ProAssurance Can Meet the Challenges Healthcare Cost control remains the real driver of change in the delivery of care Care being pushed down to lower cost providers Current spending levels are unsustainable The Affordable Care Act is a sideshow that does not address rising costs No perfect model for healthcare delivery has emerged ProAssurance Maintaining discipline & profitability Expanding product lines through strategic M&A and internal innovation Covering the full spectrum of healthcare Addressing all avenues of distribution Created a sustainable competitive advantage Managing capital effectively The Fork in the Road For traditional HCPL companies, there can be no status quo given the inevitable evolution of their customer base

50 ProAssurance Investor Briefing, March 2018 Emerging Issues in Healthcare Consolidation of providers into larger groups or within facilities/systems Evolution of new delivery systems to address cost pressures Multi - state expansion to achieve scale Challenges for HCPL Insurers Broker - driven purchasing requires new approaches to the market Larger balance sheets required to respond to greater financial risk Multi - state risks require broad scope Evolving risk profiles require flexible coverage options and alternative markets presence ProAssurance Responds with Strategies & Solutions Broker outreach and National Healthcare Team are driving higher submissions. Chosen by a large multi - state risk — single largest premium in PRA history (Q2 2016) 50 - state capability in place since 2007 Partnerships such as Certitude with Ascension Health ($131 million in DPW since inception) Alternative market expertise through Inova® captives, E&S capabilities and a dedicated risk retention group Sophisticated Work Comp solution creates a solid competitive advantage ProAssurance is Positioned to Succeed in HCPL

51 ProAssurance Investor Briefing, March 2018 Berkshire Hathaway Specialty MPL Carriers Only $865 Doctor’s Company $673 ProAssurance Size, Scope & Experience $453 MLMIC NY Only $392 Coverys $390 NORCAL $330 MCIC $288 PRI NY Only Negative Surplus $288 MAG Mutual $288 Hospitals Insurance $189 ISMIE $175 MMIC $155 MM - NC $149 Controlled Risk $145 SVMIC $130 MM - MD $123 MICA $110 Allied World $95 OMSNIC Dental & Related $93 COPIC $81 -$0.5 $0.0 $0.5 $1.0 $1.5 $2.0 0 10 20 30 40 50 Surplus billions Bubble Size = 2016 Direct Premiums Written in millions Active States ProAssurance has the right combination of geographic scope, broad experience, and financial strength for success in the new world of healthcare liability ProAssurance is Positioned to Succeed in HCPL Size & Scope of Top HCPL Writers SNL 2016 Statutory Data, >50% HCPL, Direct Written Premiums >$80 million

52 ProAssurance Investor Briefing, March 2018 ProAssurance is Positioned to Succeed in HCPL Our long - term focus on financial strength is central to our overall strategy and success We have proven our ability to thrive across insurance cycles We have an unmatched combination of financial strength and deep experience ProAssurance has always evolved ahead of the curve We have built the platform that allows us to serve the broad spectrum of healthcare Prudently leveraging our success and experience with the addition of specialized expertise Broad capabilities to meet evolving demands Eastern, Medmarc, PICA & Mid - Continent Traditional HCPL companies deepen our capabilities

53 ProAssurance Investor Briefing, March 2018 More than 30 year of experience insuring hospitals and other healthcare facilities Experience ranges from community - based hospitals to major medical centers Enhanced coverages (ProControl) and existing programs respond to today’s emerging trends Broad Experience Across the Healthcare Market Other Healthcare Facilities: 328 Hospitals: 128 1 2 1 3 2 3 23 2 6 9 39 4 1 1 DE: 1 MD: 1 1 1 15 1 3 1 1 4 3 18 3 31 3 3 36 DE: 8 DC: 1 MD: 3 NJ: 1 28 11 8 5 3 1 36 4 1 7 11 1 1 6 3 20 48 8 2 3 6 1 1 1 1 1 12/31/17 1 1 1 1 1

54 ProAssurance Investor Briefing, March 2018 The Certitude tm program in partnership with Ascension Health  Shared risk through quota share participation by Ascension’s captive on first $1M  ~ 2,600 insured physicians  ~$ 29.6 mln inforce Certitude direct premium YTD (12/31/17)  Active in AL, CT, D.C., FL, IL, IN, KS, MD, MI, NY, OK, SC, TN, TX, WI  $44.7 mln total direct premium from Ascension - related risks in 2016 CAPAssurance  Partnered with California - based CAP - MPT  Risk sharing by CAP through variable quota share participation on first $ 1 mln  ~$6.9 mln of inforce premium, including three hospitals and various facilities (12/31/17) Strategy Update: Successes in the Evolving Market *http://ascension.org/our - work/ascension - health/sites - of - care States with Active Certitude Programs Non - Certitude States where Ascension Health Ministries are based* States with Active CAPAssurance Policies

55 ProAssurance Investor Briefing, March 2018 Addressing a Wide Spectrum of Risk Appetites Traditional Policies Primarily agent - sold or direct Remains the majority of our business Proven performance supports discipline pricing Transitional Risk sharing/high deductible programs control cost and build “sticky” business Risk purchasing groups target specific specialties or program business Joint physician/hospital policies (ProControl®) address unique risk tolerance and claims expectations of each class of insured Alternative Risk Captive insurance programs allow large, sophisticated healthcare and workers’ compensation customers to control their own insurance programs Two joint healthcare professional and workers’ compensation programs are already in place Eastern Re brings proven experience and expertise in establishing and operating captives through segregated cells Coordinated sales & marketing efforts target insureds in these classes for additional products and services

56 ProAssurance Investor Briefing, March 2018 Emerging Strategic Opportunities ProAssurance Risk Solutions sm Proven expertise to address complex risk financing challenges in both healthcare and workers’ compensation Run - off liabilities in M&A transactions Assumption of existing reserve liabilities for large organizations seeking to repurpose capital resources Specialized self - insurance plans Offers financial flexibility through more efficient securitization/collateralization of self - funded risks ProAssurance Complex Medicine Program for larger entities with self - insured retentions allows us to participate in markets we have not previously addressed Proprietary analytics provides advanced underwriting & pricing capabilities in conjunction with Pro - Praxis, an underwriting agency capitalized by Cooper Gay

57 ProAssurance Investor Briefing, March 2018 Leveraging Existing Expertise in New Ways Syndicate 1729 at Lloyds Our 58% participation provides potential access to international medical professional liability opportunities Increases flexibility for ProAssurance when working with complex risks Primary and excess business can be written We expect to leverage Medmarc’s expertise in the future to underwrite international medical technology and life sciences risks Medmarc Larger healthcare organizations present greater opportunities to insure activities focused on device and drug development Provides ProAssurance and our distribution partners with additional capabilities at the complex end of the healthcare delivery continuum Increasing globalization of testing and development efforts are a natural fit with Lloyd’s Syndicate 1729 ProAssurance Mid - Continent Underwriters Focuses on ancillary healthcare market which is exploding as care is being pushed down to lower cost providers

Segment Financial Highlights & Strategic Review Workers’ Compensation, March 2018

59 ProAssurance Investor Briefing, March 2018 2017: Expansion Completed — Opportunities Ahead Eastern Alliance Insurance Group has acquired the renewal rights to the workers’ compensation book of Great Falls Insurance Company Great Falls is headquartered in Auburn, Maine  Transaction adds Maine and New Hampshire to Eastern’s footprint  Sets the stage for expansion into other New England states Eastern also acquired all of Great Falls’ agency contracts  Many long - term relationships Management and employees are now part of Eastern forming the New England regional office  Fifth operating region within Eastern  Great Falls’ president is leading this new region Strong operational and cultural fit with Eastern Southeast Region • Charlotte, NC • Richmond, VA Gulf South Region • Madison, MS • Nashville, TN • Austin, TX New England Region • Auburn, ME Mid - Atlantic Region • Lancaster, PA • Wexford, PA Eastern Re (Cayman) Midwest Region • Indianapolis, IN • Grandville, MI

60 ProAssurance Investor Briefing, March 2018 Eastern Specialty Risk: Higher Risk But NOT High Risk Business Overview  Focusing on the next level of risk: higher hazard but not typical “high hazard” • Some classes previous written by Eastern in High Modification programs • $5.2 million in direct premiums in 2017 — includes $4.6 million of new business › Loss trends are favorable  Initial submission quantity and quality are solid, largely construction - related and regional transportation risks  Business profile aligns with expected growth in payroll/premium in the US, especially in infrastructure - focused industries  Broad acceptance from existing agents that have deep relationships with Eastern • Many have one or two accounts with competitors and look to move those to Eastern with this option Expected Loss Profile  Loss are expected to be less frequent, but more severe, although mitigated by an excellent reinsurance structure  Full support of reinsurance partners • Retentions remain the same as in existing business • Deepens the reinsurance relationship by providing additional rate for new exposures  Loss profile means higher premiums and greater margins  Eastern will apply its innovative claims and risk management strategies to shorten the tail, reduce the incidence and severity of claims and enhance workplace safety

61 ProAssurance Investor Briefing, March 2018 Q4 2017 Workers’ Compensation Financial Highlights Three Months Ended Year Ended December 31 December 31 2017 2016 2017 2016 Gross Premiums Written $60.2 $53.5 $263.4 $247.9 Net Premiums Earned $57.6 $56.8 $227.4 $220.8 Total Revenues $57.8 $57.0 $228.1 $221.7 Net Losses & Loss Adjustment Expenses $33.0 $36.4 $103.2 $140.5 Underwriting & Operating Expenses $18.7 $18.0 $70.9 $70.5 Operating Result $5.8 $1.3 $15.1 $5.9 Current Accident Year Net Loss Ratio 68.9% 67.9% 66.2% 66.4% Effect of Prior Accident Year Reserve Development (11.6%) (3.9%) (6.3%) (2.8%) Net Loss Ratio 57.3% 64.0% 59.9% 63.6% Underwriting Expense Ratio 32.5% 31.6% 31.2% 31.9% Combined Ratio 89.8% 95.6% 91.1% 95.5% In millions, except ratios

62 ProAssurance Investor Briefing, March 2018 79.1% 65.6% 80.2% 87.7% 96.0% 89.7% 91.8% 93.0% 96.0% 95.9% 95.5% 91.1% 92.7% 94.3% 93.7% 89.1% 2006 2007 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017 GAAP GAAP (excluding fair value adjustments, intangible asset amortization, transaction-related and other one-time charges) Consistent Profitability in Workers' Comp Historical Combined Ratio Average 88.5% 2006 - 2017

63 ProAssurance Investor Briefing, March 2018 Source: 1996 - 2016 A.M. Best Aggregates and Averages, Workers’ Compensation. Policyholder Dividends Included. Eastern Outperforms in Workers’ Compensation Eastern consistently outperforms in a volatile line of business Calendar Year Combined Ratio 1996 - 2016 '96 - '16 Avg 10 Yr Avg 2007 - 2016 5 Yr Avg 2012 - 2016 40% 60% 80% 100% 120% 140% 160% 96 97 98 99 00 01 02 03 04 05 06 07 08 09 10 11 12 13 14 15 16 Eastern Industry P&C 90.1% 103.8% Eastern WC 92.5% 99.1% Eastern WC 88.1% 100.6% Eastern WC

Segment Strategic Review Worker’s Compensation, March 2018

65 ProAssurance Investor Briefing, March 2018 Strategy Update: How Eastern Differentiates Understands market dynamics and regulatory concerns  Use of local knowledge that has always differentiated ProAssurance Disciplined individual account underwriting with focus on rate adequacy in rural territories Dedicated to effective claims management and returning injured workers to wellness

66 ProAssurance Investor Briefing, March 2018 Eastern Alliance Insurance Group Best - in - Class Claims, Risk Management and Underwriting Business Model Broad Product Spectrum 43 State/DC Licenses – Core Operations in 19 States Select Agency Partnerships  231 Contracts / 669 Locations Workers’ Compensation Business Profile & Overview December 31, 2017 Southeast Region • Charlotte, NC • Richmond, VA Gulf South Region • Madison, MS • Nashville, TN • Austin, TX Midwest Region • Indianapolis, IN • Grandville, MI Mid - Atlantic Region • Lancaster, PA • Wexford, PA Offices Licensed and actively seeking business Licensed, accepting ancillary “border” business Eastern Re (Cayman) PA 64.9% IN 11.9% NC 5.9% VA 3.7% MD 2.7% SC 2.1% DE 2.0% TN 1.7% NJ 1.6% MI 1.2% KY 1.0% OTH 1.3% Premium Distribution New England Region • Auburn, ME

67 ProAssurance Investor Briefing, March 2018 Guaranteed Cost Policies Loss - Sensitive Dividend Plans Deductible Plans Retrospective Rating Plans Alternative Market Programs ParallelPay – “Pay as you Go” TPA Services  Claims Administration and Risk Management Broad Workers’ Compensation Product Spectrum $263 mln Gross Written Premium at 12/31/2017 Guaranteed Cost 54% INOVA (Alternative Markets) 31% Policyholder Dividend 8% Deductible Plans 3% Retrospective Rating 1% Assumed 3% Active Policies at 12/31/17 Traditional WC Programs 8,466 Alternative Markets 2,781 11,247

68 ProAssurance Investor Briefing, March 2018 Wide diversification by class code and market segment  8,466 active policies in Traditional Programs • Over 600 class codes actively written in Traditional business  2,781 active policies in Inova Alternative Market Programs • Over 400 actively written in Inova Alternative Market Programs Diversified Book of Business Top 10 Classes of Business by Payroll Exposure as of December 31, 2017 Physicians & Dentists 10% Hospitals 5% Skilled Nursing Homes 2% Clerical / Office 15% Colleges / Schools 11% Auto Dealers 5% Outside Sales 4% Restaurants 3% Fast Food 2% Banks 2% Traditional Business Skilled Nursing Homes 5% Physicians & Dentists 6% Home Healthcare 3% Social Rehab Facility 2% Retirement Community 3% Clerical / Office 16% Colleges / Schools 9% Outside Sales 5% Auto Dealers 5% Restaurants 2% Alternative Markets Business Healthcare Related Non - Healthcare

69 ProAssurance Investor Briefing, March 2018 Healthcare as a Percentage of Overall Workers’ Compensation Writings Direct Written Premium at 12/31/17 Significant Healthcare Profile Non - Healthcare 77% Healthcare 23% $27.5 $23.9 $32.3 $29.5 $59.8 $53.4 2017 2016 Inova Traditional Q4 2017 Healthcare premiums grew 14.5% Vs. Q4 2016 2017 Healthcare premiums up 12.0% over 2016 The Primary Growth in Healthcare is in Alternative Markets 12/31 Each Year / $ in millions

70 ProAssurance Investor Briefing, March 2018 Eastern’s proactive claim - closing strategies are key to being recognized as a short - tail writer of workers’ compensation No claims open from 2002 and earlier  35 net claims open from 2012 and prior Workers’ Comp Claim Closing Pattern: Traditional 12/31/2017 364 536 590 571 687 590 717 778 890 955 1,077 1,186 1,255 1,303 1,244 1,127 934 0 0 0 2 0 2 2 1 2 5 2 9 10 21 36 85 168 0 150 300 450 600 750 900 1,050 1,200 1,350 2000 2001 2002 2003 2004 2005 2006 2007 2008 2009 2010 2011 2012 2013 2014 2015 2016 Accident Years Closed Claims Open Claims

71 ProAssurance Investor Briefing, March 2018 Strategy Update: Alternative Market Overview Inova® is our alternative insurance brand Alternative insurance s tructure u tilizes a segregated p ortfolio c ompany (Eastern Re) with segregated p ortfolio c ells housing captives Alternative market solutions are in high demand  Fast growing sector of the Property and Casualty marketplace Inova is a high ROE product with significant retention  Fee - based revenue diversifies earnings that are largely based on underwriting  Jointly - owned SPC’s  Capital efficient Unique product offering for healthcare organizations differentiates Eastern & ProAssurance  MPL / WC lines in a single SPC  Leverage “mono - line” expertise for both  With the uncertainty created by healthcare reform, it is more important than ever for healthcare organizations to manage “controllable” expenses Enhances agency partnerships  Risk sharing (joint ownership) educates agents on principles of underwriting, risk management and claims administration Certain programs assist in Eastern’s geographic expansion / diversification efforts

72 ProAssurance Investor Briefing, March 2018 Strategy Update: How Eastern RE Differentiates Captive insurance solutions provided through Eastern Re Value - added risk management services cements brand loyalty Strategic partnerships with select independent agencies that share philosophies on controlling workers’ compensation costs Segregated cell company based in Cayman Successfully driving new business opportunities for healthcare professional liability business

73 ProAssurance Investor Briefing, March 2018 How Inova ® Benefits Insureds “A” Rated Paper – WC / “A+” Rated Paper – MPL / GL Stable Off - Shore Facility  Eastern Re Ltd, S.P.C. established in 1987  Cayman Islands Monetary Authority regulation  Segregated portfolio cells statutorily protected from each other Multi - State Coverage “Fully - Bundled” Approach  No need for separate service agreements or providers Access to ProAssurance / Eastern Reinsurance Markets  Reinsurance Program Protection “Turn - key” Operation  Provides simple and easy transition from start to finish  Minimal start - up capitalization  Flexible ownership Monthly and Annual Reporting Package  Detailed monthly reporting package  Quarterly actuarial reviews and financials Potential Shareholder Dividends Dedicated Service Team  Account management, underwriting, claims, risk management, marketing, accounting, premium audit Annual Off - Shore Meeting with Senior Management Team

74 ProAssurance Investor Briefing, March 2018 Workers’ Comp Claim Closing Pattern: Alternative 12/31/2017 66 103 175 267 407 422 310 325 336 385 404 502 500 571 624 641 598 0 0 0 0 0 0 0 1 0 0 2 2 1 1 12 34 92 0 100 200 300 400 500 600 2000 2001 2002 2003 2004 2005 2006 2007 2008 2009 2010 2011 2012 2013 2014 2015 2016 Accident Years Closed Claims Open Claims Eastern’s proactive claim - closing strategies are key to being recognized as a short - tail writer of workers’ compensation No claims open from 2006 and earlier  19 net claims open from 2014 and prior

75 ProAssurance Investor Briefing, March 2018 Inova: Direct Written Premium Trends DPW in 000’s $847 $2,451 $5,082 $12,159 $17,257 $25,786 $28,512 $27,032 $26,912 $29,113 $28,790 $31,139 $38,157 $42,733 $51,125 $59,359 $70,631 $75,915 $80,544 1999 2000 2001 2002 2003 2004 2005 2006 2007 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017 19 year track record of growth and profitability 2017 DWP = $80.5 million Year - over - year growth of 6.1%

Segment Financial Highlights & Strategic Review Lloyd’s, March 2018

77 ProAssurance Investor Briefing, March 2018 Q4 2017 Lloyd’s Segment Financial Highlights Three Months Ended Year Ended December 31 December 31 2017 2016 2017 2016 Gross Premiums Written $13.2 $14.3 $70.2 $65.2 Net Premiums Earned $11.8 $14.1 $57.2 $54.7 Total Revenues $12.5 $14.8 $57.6 $57.6 Net Losses & Loss Adjustment Expenses $3.5 $8.1 $44.2 $34.1 Underwriting & Operating Expenses $7.2 $6.2 $27.0 $22.8 Operating Result $1.9 $2.3 $(13.0) $0.2 Current Accident Year Net Loss Ratio 31.6% 58.5% 78.7% 83.3% Effect of Prior Accident Year Reserve Development (2.0)% (0.9)% (1.4)% (0.9)% Net Loss Ratio 29.6% 57.6% 77.3% 62.4% Underwriting Expense Ratio 60.7% 43.7% 47.1% 41.8% In millions, except ratios Expense ratio growth is moderating as premiums build and start - up expenses transition to operating expenses

78 ProAssurance Investor Briefing, March 2018 2018 Underwriting capacity: $178.4 million  ProAssurance’s 62% share is $110.8 million Lloyd’s Syndicate 1729: 2017 Business Detail † † For the trailing twelve months as of September30, 2017 and reported December 31, 2017. $ in millions and based on exchange rates at 12/31/2017 Property Insurance (Mainly US) 25% Casualty (US) 21% Medical Professional Liability (PICA) 9% Catastrophe Reinsurance - XS of Loss (non US) 1% Catastrophe Reinsurance - XS of Loss (US)* 14% Facility (US) 12% General Liability (US) 11% All Other Reinsurance (Mainly US) 7% Broad spread of risk Property is primarily US * Includes 2% of reinstatement premiums related to Hurricanes Harvey, Irma & Maria

79 ProAssurance Investor Briefing, March 2018 Lloyd’s Strategy Review ProAssurance provides 62% of capital to Syndicate 1729 (increased from 58% at 1/1/18) Small ownership interest in the underlying underwriting arm, Dale Underwriting Partners $200 million capital commitment is best viewed as an investment Early stage costs elevated but in - line with expectations Expenses leveling as operations mature Provides potential exposure to global professional liability opportunities Also relevant to Medmarc for medical technology and products liability as more testing and development moves offshore First underwriting year (2014) closed profitably

80 ProAssurance Investor Briefing, March 2018 Key Lloyd’s Opportunities Special Purpose Arrangement (SPA) within Syndicate 1729 will begin writing business in 2018 Syndicate 6131 Four experienced underwriters with established books of business prior to joining Planned premium is $22 million Business focus is contingency & specialty property Continuing success in international healthcare professional liability from the highly - experienced underwriting team that joined Syndicate 1729 in March 2016 Extensive experience in Canada, Australia, South America & Middle East

81 ProAssurance Investor Briefing, March 2018 Syndicate 1729 Outlook for 2018 Little or no exposure to Brexit and related issues  Few UK risks written Improving market conditions Growth in a more profitable market More catastrophe risk, gross & net Remaining disciplines and focused on core products Trimming away lower margin business Maintaining vigilance on expenses

Segment Financial Highlights & Strategic Review Corporate & Investments, March 2018

83 ProAssurance Investor Briefing, March 2018 Segment operating results for Q3 2017 were higher than Q3 2016 primarily as a result of a $ 7.5 million increase in earnings from unconsolidated subsidiaries due to higher reported earnings from our investments in LPs/LLCs and the effect of a smaller increase in the estimate of partnership operating losses related to our tax credit partnerships Investment income continues to decline due to lower average balances and the low interest rate environment Q4 2017 Corporate Segment Financial Highlights Three Months Ended Year Ended December 31 December 31 2017 2016 2017 2016 Net Investment income $ 25.5 $24.3 $ 93.9 $ 98.6 Equity in earnings (loss) of unconsolidated subsidiaries $ (0.5) $ 0.8 $ 8.0 $ (5.6) Net realized investment gains (losses) $ (2.4) $ 16.5 $ 16.3 $ 34.8 Operating expenses $ 8.2 $ 10.1 $ 29.3 $ 30.8 Interest expense $ 4.4 $ 3.7 $ 16.8 $ 15.0 Income tax (benefit) / expense $ 17.0 $ 10.5 $ 21.9 $ 24.7 Segment Operating Result $ (7.6) $ 16.8 $ 48.1 $ 54.9 In millions

Investment Strategy and Detailed Holdings

85 ProAssurance Investor Briefing, March 2018 Proactively managing allocations for better risk - adjusted returns Reducing municipals due to changes in tax rates 20187 Investment Strategy Continuing capital management activities are reducing the size of the portfolio Duration management remains paramount  We will not extend duration in search of incremental yield Optimizing our allocation  Ensures non - correlation of returns

86 ProAssurance Investor Briefing, March 2018 Q4 2017 Consolidated Net Investment Result 12/31/17 12/31/16 Change Net Investment Income Fixed maturities $ 17,784 $ 21,011 $ ( 3 , 227 ) Equities 4 , 762 3, 904 858 Short - term and Other investments 4,867 851 4,016 BOLI 461 471 (10) Investment fees and expenses ( 1 ,804 ) ( 1, 510 ) (294) Net investment income $ 2 6,070 $ 2 4,727 $ 1 , 343 Equity in Earnings (Loss) of Unconsolidated Subsidiaries Equity method investments, primarily LPs/LLCs $ 6,095 $ 8,715 $ (2,620) Tax credit partnerships (6,550) (7,870) 1,320 Equity in earnings (loss) $ (455) $ 845 $ (1,300) 622 Net investment result $ 25,615 $ 25,572 $ 43 $ in thousands Fixed income is down due to ~10% lower average balances and lower yields Excluding Capital Gains / (Losses)

87 ProAssurance Investor Briefing, March 2018 2017 Consolidated Net Investment Result $ in thousands Fixed income is down due to ~7% lower average balances and low er yields Excluding Capital Gains / (Losses) 12/31/17 12/31/16 Change Net Investment Income Fixed maturities $ 75,669 $ 85,818 $ ( 10 , 149 ) Equities 17 , 198 14 , 887 2,311 Short - term and Other investments 7,793 3,402 4,391 BOLI 1,979 2,008 (29) Investment fees and expenses (6,977) ( 6 , 103 ) (874) Net investment income $ 95,662 $ 100,012 $ (4 , 350 ) Equity in Earnings (Loss) of Unconsolidated Subsidiaries Equity method investments, primarily LPs/LLCs $ 28,685 $ 19,055 $ 9,630 Tax credit partnerships (20,652) (24,817) 4,165 Equity in earnings (loss) $ 8,033 $ (5,762) $ 13,795 622 Net investment result $ 103,695 $ 94,250 $ 9,445

88 ProAssurance Investor Briefing, March 2018 ProAssurance Investment Profile $ 2.3 Billion Fixed Income Portfolio (62% of Invested Assets) $ 3.7 Billion Overall Portfolio Sources of Liquidity State & Muni 28% Corporate 51% Asset Backed 14% Govt & Agency 7% Short Term (incl cash) 12% Equities & Equity Substitutes 25% BOLI 1% Fixed Income 62% MONTHS (Negotiated)LPs (Secondary Liquidity) 11% 30 - 90 DAYS HFs/Privates 3% NOT LIQUID Statutory Deposits 1% SIX MONTHS BOLI 2% DAILY Cash Equities Bonds 83% Average duration: 3.4 years Average tax - equivalent income yield: 3.5% Investment grade: 93% Weighted average: A+ 12/31/17 Full portfolio disclosure on our website: investor.proassurance.com/CustomPage/Index?KeyGenPage=305596

89 ProAssurance Investor Briefing, March 2018 ProAssurance Recent Investment Performance As of December 31, 2017 Management reporting item which is ‘tax equivalent,’ unaudited, and non GIPS, may not equal 100% due to rounding Contribution to Returns 2013 - 2017 / PRA vs Benchmarks 2017 2016 2015 2014 2013 % of Assets PRA Benchmark % of Assets PRA Benchmark % of Assets PRA Benchmark % of Assets PRA Benchmark % of Assets PRA Benchmark Core Fixed 72% 2.33% 2.24% 72% 1.95% 1.32% 73% 1.86% 1.58% 72% 3.24% 3.04% 77% 0.57% - 0.10% Alternative Fixed 11% 0.58% 0.46% 8% 0.93% 0.59% 6% - 0.19% - 0.14% 7% 0.25% 0.19% 11% 0.30% 0.28 % Tax Credits 3% 0.09% 0.09% 4% 0.45% 0.45% 4% 0.56% 0.56% 4% 0.45% 0.45% 4% 0.51% 0.51 % Private Equity 3% 0.59% 0.59% 3% 0.33% 0.33% 2% 0.07% 0.07% 1% 0.31% 0.31% 1% 0.32% 0.32 % Equity 9% 0.96% 1.01% 9% 1.36% 1.13% 8% - 0.15% - 0.62% 9% 0.72% 0.85% 7% 2.01% 2.03 % Real Estate 1% 0.07% 0.07% 1% 0.08% 0.09% 1% 0.09% 0.08% 1% 0.05% 0.04% 0% 0.00% 0.00 % Other 1% 0.31% 0.25% 3% 0.03% 0.03% 6% - 0.01% - 0.01% 7% 0.00% 0.00% 0% 0.00% 0.00 % Total 4.95% 4.72% 5.13% 3.95% 2.23% 1.53% 5.02% 4.88% 3.70% 3.05 % Total Portfolio Outperformance 0.23% 1.18% 0.70% 0.14% 0.66%

90 ProAssurance Investor Briefing, March 2018 12/31/17 ProAssurance Portfolio Detail: Asset Backed $326 Million ( 14% of Fixed Income / 9% of Invested Assets) RMBS 61% Other (Primarily Auto & Credit … CMBS 8% Weighted Average Rating: “AAA”

91 ProAssurance Investor Briefing, March 2018 ProAssurance Portfolio Detail: Corporate Corporates: $ 1.2 Billion (51% of Fixed Assets / 31% of Invested Assets) Top 20 Banks/Financials: $179 million in millions J. P. Morgan $24 Key Bank $7 Goldman Sachs $16 Athene $7 PNC $13 B ank of America $7 Doctors Co $12 VISA $6 Natl Rural Utility Coop $11 Lloyds Bank $6 Morgan Stanley $11 RBC $5 Citi Group $11 US Bank $4 Wells Fargo $10 HCP $4 Simon Property $9 Charles Schwab $4 American Express $8 BBT $4 Utilities & Energy … Other 7% Basic Materials 3% Technology 5% Communications 6% Consumer Oriented 22% Financials 35% Industrials 9% Weighted Average Rating: A - Subject to Rounding

92 ProAssurance Investor Briefing, March 2018 12/31/17 ProAssurance Portfolio Detail: Municipals Municipals: $632 Million (28% of Fixed Income / 17% Invested Assets) General Obligation 17% Prerefunded 11% Special Revenue 72% Weighted Average Rating: AA Top 10 Municipal Holdings in millions Connecticut State Housing Authority $15 Omaha Public Power $12 North Carolina State Capital Improvement $10 Missouri State Highway & Transit $10 University of Alabama General Revenue $9 Port Authority of NY & NJ $8 McAllister Academic Village Arizona $8 University of Texas Revenue $8 Illinois State Municipal Electric Authority $8 Washington State $7

93 ProAssurance Investor Briefing, March 2018 12/31/17 Subject to Rounding ProAssurance Portfolio: Equities & Other Equities & Other: $912 Million ( 25% of Invested Assets) Equities 28% Alternative Equity & Debt 16% Private Equity 14% BDC Stocks 4% Real Estate LP 5% MLPs 3% Convertible Bonds 4% Bond Funds 10% Inflation Focused Bond Fund 7% Tax Credits 10%

Additional Financial Detail March 2018

95 ProAssurance Investor Briefing, March 2018 Tax Credit Impact on Operating Results Substantial tax benefits and amortization expenses - $0.8 - $5.6 - $6.2 - $10.0 - $10.7 - $10.3 - $24.8 - $20.7 - $24.9 - $21.3 - $20.6 - $15.5 - $6.8 - $3.0 - $1.5 - $0.8 - $0.4 - $0.1 $1.2 $7.7 $12.3 $20.8 $21.7 $26.0 $36.2 $30.4 $26.8 $22.8 $21.8 $16.5 $6.2 $0.8 $0.3 $0.2 $0.1 $0.0 $0.4 $2.1 $6.1 $10.8 $11.0 $15.7 $11.4 $9.7 $1.9 $1.5 $1.2 $1.0 - $0.5 - $2.2 - $1.1 - $0.6 - $0.3 - $0.1 2010 2011 2012 2013 2014 2015 2016 2017 2018 2019 2020 2021 2022 2023 2024 2025 2026 2027 Pre-Tax Losses Including Impairment Tax Credit Provision Impact on Earnings Actual Projected (Reduces PRE TAX Net Investment Income) (Reduces Taxes Due) (Net Effect)

96 ProAssurance Investor Briefing, March 2018 Combined Tax Credits Portfolio Detail & Projections Year Capital Contributions GAAP Income/(Loss) from Operations, Disposition & Impairment Total Credits (Source IRR Schedule) Tax Provision after Impairment Impact on Earnings 2016 $ 8,701,852 $ (24,817,214) $ 27,549,158 $ (36,235,182) $ 11,417,968 2017 $ 4,404,737 $ (20,651,723) $ 23,094,316 $ (30,361,417) $ 9,709,694 2018 $ 151,992 $ (24,930,346) $ 21,503,689 $ (26,835,180) $ 1,904,834 2019 $ 150,596 $ (21,329,283) $ 18,309,719 $ (22,788,873) $ 1,459,589 2020 $ 136,251 $ (20,553,685) $ 17,452,677 $ (21,768,951) $ 1,215,266 2021 $ 120,658 $ (15,545,934) $ 13,270,242 $ (16,534,888) $ 988,955 2022 $ 311,047 $ (6,775,207) $ 4,807,041 $ (6,229,837) $ (545,370) 2023 $ 51,338 $ (3,003,236) $ 169,575 $ (800,253) $ (2,202,983) 2024 $ 51,338 $ (1,457,351) $ 28,378 $ (334,423) $ (1,122,928) 2025 $ 41,159 $ (810,554) $ 22,112 $ (192,328) $ (618,227) 2026 $ 25,734 $ (424,085) $ 2,885 $ (91,942) $ (332,143) 2027 $ - $ (113,855) $ 79 $ (23,990) $ (89,866) 2028 $ - $ - $ - $ - $ - $ 14,146,702 $ (140,412,473) $ 126,248,871 $ (162,197,263) $ 21,784,789

97 ProAssurance Investor Briefing, March 2018 Capital Growth: 2008‒2017 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017 Beginning Equity* $ 1,255 $ 1,424 $ 1,705 $ 1,856 $ 2,164 $ 2,271 $ 2,394 $ 2,158 $ 1,958 $ 1,799 Cumulative - effect adjustment: ASU 2016 - 09 adoptio n - - - - - - - - - $ 149 Stock Issued $ 112,478 - - - - - - - - - Employee Stock Transactions $ 11,673 $ 7,205 $ 6,147 $ 6,167 $ 7,780 $ 9,261 $ 11,246 $ 8,221 $ 12,857 $ 8,058 Earnings $ 177,725 $ 222,026 $ 231,598 $ 287,096 $ 275,470 $ 297,523 $ 196,565 $ 116,197 $ 151,081 $ 107,264 Dividends ࡳ ࡳ ࡳ $ (15,269) $ (192,466) $ (64,777) $ (220,464) $ (119,866) $ (315,028) $ (316,890) Treasury Stock $ (87,561) $ (46,884) $ (106,347) $ (20,317) ࡳ $ (32,054) $ (222,360) $ (169,793) $ (2,106) ࡳ Unrealized G/L $ (45,800) $ 98,663 $ 19,870 $ 50,913 $ 15,343 $ (85,719) $ (1,457) $ (34,349) $ (6,456) $ (2,488) Total Equity* $ 1,424 $ 1,705 $ 1,856 $ 2,164 $ 2,271 $ 2,394 $ 2,158 $ 1,958 $ 1,799 $ 1,595 * Equity shown in millions; all other data shown in thousands

98 ProAssurance Investor Briefing, March 2018 2017 Ceded Premiums Written HCPL including Podiatry Products Lawyers Workers’ Compensation Lloyd’s Traditional Alternative Markets 12/31/17 12/31/16 12/31/17 12/31/16 12/31/17 12/31/16 12/31/17 12/31/16 12/31/17 12/31/16 12/31/17 12/31/16 Gross written premium $ 488.9 $ 476.8 $ 34.4 $ 33.3 $ 26.0 $ 25.6 $ 182.8 $ 172.0 $ 80.6 $ 75.9 $ 70.2 $ 65.2 Ceded premiums 64.3 63.9 12.3 11.1 2.2 2.0 9.9 9.4 15.0 15.0 15.3 8.9 Net written premium 424.6 412.9 22.1 22.2 23.8 23.6 172.9 162.6 65.6 60.9 54.9 56.3 Ceded Premium Components Excess of loss arrangement s , current accident year 17.4 16.9 12.3 11.1 2.2 2.0 9.8 10.3 8.2 7.2 — — All other reinsurance arrangements 48.1 54.1 — — — — — — 6.8 7.7 15.3 8.9 Ceded premiums, current accident year 65.5 71.0 12.3 11.1 2.2 2.0 9.8 10.3 15.0 14.9 15.3 8.9 Reduction in premiums owed under reinsurance agreements (1.2) (7.1) — — — — 0.1 (0.8) — — — — Total ceded premiums $ 64.3 $ 63.9 $ 12.3 $ 11.1 $ 2.2 $ 2.0 $ 9.9 $ 9.5 $ 15.0 $ 14.9 $ 15.3 $ 8.9 Ceded premiums ratio, current accident year 13.4% 14.9% 35.8% 33.3% 8.5% 7.8% 5.4% 6.0% 18.6% 19.6% 21.8% 13.7 % All other reinsurance arrangements primarily represent shared risk and quota share programs including premiums ceded 100% to an unaffiliated captive insurer for the Workers' Compensation alternative market business All Lloyd's reinsurance premium is shown in the "All other reinsurance arrangements" line

99 ProAssurance Investor Briefing, March 2018 Q4 2017 Condensed Results by Segment Fourth Quarter 2017 Specialty P&C Workers' Comp Lloyd's Syndicate Corporate / Other Elimination Q4 201 7 Q4 201 6 Gross premiums written $ 121,291 $ 60 , 154 $ 13 , 229 $ — $ ( 2 , 930 ) $ 191 , 744 $ 187 , 450 Net premiums written 103,423 53 , 597 1 0 , 414 — — 167 , 434 165 , 462 Net premiums earned 113,526 5 7 ,6 18 1 1 , 82 8 — — 1 8 2, 972 1 93 , 694 Net losses and LAE 68,581 3 3 ,01 9 3 , 502 — — 1 05 , 102 1 07 , 293 Underwriting, policy acquisition & operating expenses 29,574 18, 729 7 , 176 8,214 (46) 63 , 647 60 , 874 Underwriting Result s $ 15,371 $ 5 , 870 $ 1, 150 $ (8,214) $ 46 $ 14 , 223 $ 25 , 527 % of total 108.1% 41 . 3% 8.1% (57.8)% 0.3% 100.0 % Net investment result — — 54 2 2 5 , 073 — 2 5 , 615 2 5 , 572 Net realized inv gains / (losses) — — 2 (2 , 403 ) — (2 , 401 ) 1 6 , 561 Other income 1, 74 6 1 55 164 914 (46) 2,933 1, 845 SPC dividend expense / (income) (5 6 ) 2 34 — 1, 516 — 1 , 694 2 , 247 Interest expense — — — 4, 442 — 4, 442 3 , 747 Income tax expense / (benefit) — — (73) 16 ,96 5 — 1 6, 892 8 , 663 Segment operating result s $ 17,173 $ 5,791 $ 1,931 $ (7,553) $ — $ 17 , 342 $ 54 , 848 Net loss ratio 6 0 .4% 57.3% 29 . 6 % n/a n/a 57.4% 55.4 % Expense ratio 2 6 . 1% 32. 5% 60 . 7 % n/a n/a 34.8% 31.4 % Combined ratio 8 6 . 5% 89 .8% 90.3 % n/a n/a 9 2 . 2% 86.8%

100 ProAssurance Investor Briefing, March 2018 2017 Condensed Results by Segment 2017 Specialty P&C Workers' Comp Lloyd's Syndicate Corporate / Other Elimination 201 7 201 6 Gross premiums written $ 549,323 $ 263,391 $ 70 , 224 $ — $ ( 8 , 062 ) $ 874 , 876 $ 835 , 014 Net premiums written 470,535 238 , 514 54 , 969 — — 764 , 018 738 , 533 Net premiums earned 453,921 227 , 408 57 , 202 — — 738,531 733 , 281 Net losses and LAE 288,701 136 , 237 44 , 220 — — 469 , 158 443 , 229 Underwriting, policy acquisition & operating expenses 108,830 70,945 2 6 ,963 29,275 (2 60 ) 235 , 753 227 , 610 Underwriting Result s $ 56,390 $ 20 , 226 $ ( 13 , 981 ) $ (29,275) $ 260 $ 33 , 620 $ 62 , 442 % of total 167.7% 6 0. 2% (41.6)% (87.1)% 0.8% 100.0 % Net investment result — — 1,736 101 , 959 — 103 , 695 94 , 250 Net realized inv gains / (losses) — — 107 16 , 302 — 16 , 409 34 , 875 Other income 5 , 688 6 7 4 ( 1, 476 ) 2 , 888 (260) 7,514 7 , 808 SPC dividend expense / (income) 4,970 5 , 828 — 4 , 973 — 15 , 771 8 , 142 Interest expense — — — 16 , 844 — 16 , 844 15 , 032 Income tax expense / (benefit) — — (568) 21 , 927 — 21 , 359 25 , 120 Segment operating result s $ 57,108 $ 15,072 $ (13,046) $ 48 , 130 $ — $ 107 , 264 $ 151 , 081 Net loss ratio 63.6% 59 . 9% 77 .3 % n/a n/a 6 3.5% 6 0 . 4 % Expense ratio 2 4.0% 3 1.2% 4 7.1 % n/a n/a 31.9% 3 1 . 0 % Combined ratio 8 7.6% 9 1.1% 1 24.4 % n/a n/a 9 5.4% 9 1 . 4%

101 ProAssurance Investor Briefing, March 2018 2016 Condensed Results by Segment Year Ended 12/31/16 Specialty P&C Workers' Comp Lloyd's Syndicate Corporate / Other Elimination Total YTD 2016 Total YTD 2015 Gross premiums written $ 535,725 $ 247,940 $ 65,157 $ — $ (13,808) $ 835,014 $ 812,218 Net premiums written 458,681 223,578 56,274 — — 738,533 709,285 Net premiums earned 457,816 220,815 54,650 — — 733,281 694,149 Net losses and LAE 268,579 140,534 34,116 — — 443,229 410,711 Underwriting, policy acquisitio n & operating expenses 104,333 70,464 22,832 30,807 (826) 227,610 217,064 Underwriting Result s $ 84,904 $ 9,817 $ (2,298) $ (30,807) $ 826 $ 62,442 $ 66,374 % of total 136.0% 15.7% (3.7)% (49.3)% 1.3% 100.0 % Net investment result — — 1,410 92,840 — 94,250 112,342 Net realized inv gains / (losses) — — 76 34,799 — 34,875 (41,639) Other income 5,306 844 1,415 1,069 (826) 7,808 7,227 SPC dividend expense / (income) 144 7,998 — — — 8,142 853 Interest expense — — — 15,032 — 15,032 14,596 Income tax expense 384 24,736 25,120 12,658 Segment operating result s $ 90,066 $ 2,663 $ 219 $ 58,133 $ — $ 151,081 $ 116,197 Net loss ratio 58.7% 63.6% 62.4 % n/a n/a 60.4% 59.2 % Expense ratio 22.8% 31.9% 41.8 % n/a n/a 31.0% 31.3 % Combined ratio 81.5% 95.5% 104.2 % n/a n/a 91.4% 90.5%

102 ProAssurance Investor Briefing, March 2018 Inside ProAssurance’s Income Statement: 2017 Net Premiums Earned 85.3% Net Investment Income 11.0% Net Realized Investment Gains 1.9% Other 1.8% Net Losses and Loss Adjustment Expenses 54.2% Underwriting, Policy Acquisitions, Operating, SPC Dividend, and Interest Expenses 30.9% Net Income 12.4% Provision for Income Taxes 2.5% Revenues: $866 mln Expenses: $738 mln Tax Expense: $21 mln Net Income: $107 mln 12/31/17 Subject to Rounding

103 ProAssurance Investor Briefing, March 2018 Cash & Investments 77.5% Insurance Receivables 12.6% Goodwill & Intangible Assets 6.0% Other Assets 3.9% Retained Earnings 32.7% Loss Reserves 41.6% Reinsurance Payable & Other Liabilities 18.0% Unearned Premiums 8.1% Other Equity - 0.4% Assets: $4.9 bln Liabilities: $3.3 bln Equity: $1.6 bln 12/31/17 Inside ProAssurance’s Balance Sheet: Q4 2017

104 ProAssurance Investor Briefing, March 2018 Forward Looking Statements Non - GAAP Measures This presentation contains Forward Looking Statements and other information designed to convey our projections and expectations regarding future results. There are a number of factors which could cause our actual results to vary materially from those projected in this presentation. The principal risk factors that may cause these differences are described in various documents we file with the Securities and Exchange Commission, such as our Current Reports on Form 8 - K, and our regular reports on Forms 10 - Q and 10 - K, particularly in “Item 1A, Risk Factors.” Please review this presentation in conjunction with a thorough reading and understanding of these risk factors. This presentation contains Non - GAAP measures, and we may reference Non - GAAP measures in our remarks and discussions with investors. The primary Non - GAAP measure we reference is operating income, a non - GAAP financial measure that is widely used to evaluate performance within the insurance sector. In calculating operating income, we have excluded the after - tax effects of net realized investment gains or losses and guaranty fund assessments or recoupments that do not reflect normal operating results. We believe operating income presents a useful view of the performance of our insurance operations, but should be considered in conjunction with net income computed in accordance with GAAP. A reconciliation of these measures to GAAP measures is available in our regular reports on Forms 10 - Q and 10 - K and in our latest quarterly news release, all of which are available in the Investor Relations section of our website, Investor.ProAssurance.com. IMPORTANT SAFE HARBOR & NON - GAAP NOTICES